UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 23, 2009 hi/fn, inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24765	33-0732700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 University Avenue
Los Gatos, CA 95032
(Address of principal executive offices, including zip code)

(408) 399-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 8.01  OTHER INFORMATION

ITEM 9.01  EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 2.1

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

On February 23, 2009, hi/fn, inc. (“Hifn”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Exar Corporation (“Exar”) and Hybrid Acquisition Corp., a wholly-owned subsidiary of Exar (“Acquisition Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Acquisition Sub will commence an offer for all of the outstanding shares of Hifn common stock (the “Hifn Shares”) at a purchase price of either (i) $4.00 per share, net to the seller in cash, without interest and less any applicable withholding taxes or (ii) 0.3529 shares of Exar common stock and $1.60 per share, net to the seller in cash, without interest and less any applicable withholding taxes (the “Offer”). As conditions to consummating the Offer, Hifn stockholders must have validly tendered (and not withdrawn) shares constituting at least a majority of the Hifn shares (taking into account the potential exercise of vested stock options and the issuance of shares under Hifn’s Employee Stock Purchase Plan) (the “Minimum Condition”) and the other conditions set forth in Exhibit A of the Merger Agreement must have been satisfied, including the effectiveness of the Registration Statement on Form S-4 registering the shares of Exar common stock issuable pursuant to the Offer and Merger (as defined below). Acquisition Sub may extend the Offer for successive periods of up to 20 business days each in order to achieve the Minimum Condition and the other conditions set forth in Exhibit A of the Merger Agreement.  Hifn also granted Acquisition Sub an option to purchase additional Hifn Shares to enable Acquisition Sub to achieve ownership of 90% of the outstanding Hifn Shares, which is exercisable by Acquisition Sub after it purchases shares in the Offer.

As soon as practicable following the completion of the Offer, Acquisition Sub will merge with and into Hifn (the “Merger” and such time as the Merger occurs is the “Effective Time”). Following the consummation of the Merger, Hifn will be a wholly-owned subsidiary of Exar. At the Effective Time, each Hifn Share that is outstanding and that has not been accepted for purchase pursuant to the terms of the Offer will be converted into the right to receive 0.3529 shares of Exar common stock and $1.60 per share, net to the seller in cash, without interest and less any applicable withholding taxes (other than Hifn Shares that are held by (a) Acquisition Sub, Exar, any Exar subsidiary, or Hifn, which will be canceled without consideration, and (b) stockholders, if any, who properly exercise their appraisal rights under the General Corporation Law of the State of Delaware). The consummation of the Merger is also subject to customary closing conditions. If Acquisition Sub achieves ownership of 90% of the Hifn Shares through the Offer or the exercise of the option described above, it may effect the Merger as a short-form merger without additional approval of the Merger by the Hifn stockholders. Otherwise, Hifn will be required to hold a special meeting of stockholders to obtain stockholder approval of the Merger and the Merger Agreement.

Hifn has made various representations and warranties and agreed to specified covenants in the Merger Agreement, including covenants relating to the conduct of Hifn’s business between the date of the Merger Agreement and the closing of the Merger and restrictions on solicitation of proposals with respect to alternative transactions.

The Merger Agreement contains certain termination rights of Exar and Hifn and provides that, upon the termination of the Merger Agreement under specified circumstances, Hifn will be required to pay Exar a termination fee of $2.2 million or to reimburse Exar for transaction-related expenses of up to $750,000.

The Merger Agreement, which is filed as Exhibit 2.1 to this report, has been included to provide investors and security holders with information regarding its terms. The Merger Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Hifn’s public disclosures.

Tender and Voting Agreement

In order to induce Exar and Acquisition Sub to enter into the Merger Agreement, all members of the board of directors and certain executive officers of Hifn (in their capacities as stockholders of Hifn) entered into a Tender and Voting Agreement (the “Tender Agreement”) with Exar and Acquisition Sub concurrently with the execution and delivery of the Merger Agreement. Subject to the terms and conditions of the Tender Agreement, these individuals agreed to tender in the Offer the Hifn Shares beneficially owned by them and to vote such shares in favor of adoption of the Merger Agreement at any special stockholders’ meeting called for that purpose (if necessary).

The Merger Agreement and the Tender Agreement are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference. The foregoing descriptions of the Merger Agreement and the Tender Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

The Offer has not yet commenced. The solicitation and the offer to buy shares of Hifn common stock will be made only pursuant to an offer to purchase, prospectus and related materials that Exar intends to file with the SEC on Schedule TO and a Registration Statement on Form S-4. Hifn also intends to file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer. Hifn stockholders and other investors should read these materials carefully because they contain important information, including the terms and conditions of the Offer. Hifn stockholders and other investors will be able to obtain copies of these materials without charge from the SEC through the SEC’s website at www.sec.gov. Stockholders and other investors are urged to read carefully those materials prior to making any decisions with respect to the Offer.

ITEM 8.01	OTHER INFORMATION

On February 23, 2009, Hifn and Exar issued a joint press release relating to the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This report contains forward-looking statements that involve risk and uncertainty. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the expected completion and effects of the Offer and the Merger, statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Statements regarding future events are based on current expectations and are necessarily subject to associated risks related to, among other things, uncertainties as to the timing of the tender offer and merger; uncertainties as to how many Hifn stockholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refusal to grant approval for the consummation of the transaction; the effects of the transaction making it more difficult to maintain existing relationships with employees, customers or business partners; and other business effects, including the effects of industry, economic or political conditions outside of Hifn’s control. Actual results may differ materially from those in the projections or other forward-looking statements. For information regarding other related risks, please see the "Risk Factors" section of Hifn’s filings with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Hifn assumes no obligation and does not intend to update these forward-looking statements.

Securities Law Disclosures

This report is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Hifn common stock will be made only pursuant to an offer to purchase and related materials that Exar intends to file with the Securities and Exchange Commission. Hifn stockholders and other investors should read these materials carefully because they contain important information, including the terms and conditions of the offer. Once filed, Hifn stockholders and other investors will be able to obtain copies of the tender offer statement on Schedule TO, the offer to purchase and related documents without charge from the Securities and Exchange Commission through the Commission's website at www.sec.gov. Stockholders and other investors are urged to read carefully those materials prior to making any decisions with respect to the offer.

ITEM 9.01	EXHIBITS

         (d)                      Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 23, 2009, by and among hi/fn, inc., Exar Corporation and Hybrid Acquisition Corp., a wholly-owned subsidiary of Exar Corporation
99.1
Tender and Voting Agreement, dated February 23, 2009, by and among Exar Corporation, Hybrid Acquisition Corp., a wholly-owned subsidiary of Exar Corporation, and each of the members of the board of directors and certain officers of hi/fn, inc.

99.2	Joint Press Release by hi/fn, inc. and Exar Corporation dated February 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2009

hi/fn inc.

By: /s/ William R. Walker
William R. Walker
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 23, 2009, by and among hi/fn, inc., Exar Corporation and Hybrid Acquisition Corp., a wholly-owned subsidiary of Exar Corporation
99.1
Tender and Voting Agreement, dated February 23, 2009, by and among Exar Corporation, Hybrid Acquisition Corp., a wholly-owned subsidiary of Exar Corporation, and each of the members of the board of directors and certain officers of hi/fn, inc.

99.2	Joint Press Release by hi/fn, inc. and Exar Corporation dated February 23, 2009